                                                                       EXHIBIT 10.6
                                 PLEDGE AGREEMENT

      THIS PLEDGE  AGREEMENT is entered into on August 30,  2001,  between  Douglas
A. Larson (the  "Pledgor"),  and Eldorado  Artesian  Springs,  Inc.  (the  "Secured
Party").

      Section 1.  Pledge of Security  Interest.  Pledgor  hereby pledges to Secured
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Party a  security  interest  in, a  minimum  of  250,000  shares  of  Common  Stock
("Pledged  Collateral"),  all of which are now owned by Pledgor  in Secured  Party, and all  proceeds of the  foregoing.  The  formula  used to  calculate  the Pledged
Collateral  is two times  the value of the loan  divided  by the  closing  price as quoted by  NASDAQ  ($400,000  / $1.60 = 250,000  shares).  The  Pledged  Collateral shall be held by an outside  director  ("Escrow  Agent")  and shall  have  attached thereto a stock power endorsed in blank by Pledgor,  or at Pledgor's  election,  an escrow may be  established  at a local bank.  The cost of the escrow  shall be paid by the  Pledgor if Pledgor  elects to use a bank as the  escrow  agent.  Unless and until an Event of  Default  (as  defined  in Section 3 hereof)  has  occurred,  the
Pledged  Collateral  shall be held by the Escrow Agent in accordance with the terms of this Pledge Agreement.

      Section  2.  Indebtedness  Secured.  The  security  interest  in the  Pledged
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Collateral  granted  under  Section  1  hereof  is  granted  as  security  for  the performance  of, and the timely  repayment  of a loan in the amount of Two  Hundred
Thousand  and no/100  Dollars  ($200,000.00)  made by Secured  Party to Pledgor for the  purchase  of real  property  currently  owned by Secured  Party.  Said loan is evidenced  by a  promissory  note dated  August 30,  2001,  payable to the  Secured
Party (the "Note").

      Section 3. Events of Default.  For  purposes  of this  Pledge  Agreement,  an
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"Event of Default"  shall be deemed to have  occurred if Pledgor  shall fail to pay any  installment  of principal or interest on the Note or any portion  thereof when due, or if there is a breach by Pledgor of any representation,  warranty,  covenant or other  agreement  under  this  Pledge  Agreement,  and such  event is not  cured within ten (10)  business  days of delivery of written  notice by Secured  Party to
Pledgor.

      Section  4.  Remedies  Upon  Default.  At any time  after an Event of Default
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shall have  occurred,  Pledgor shall,  upon written  notice by Secured  Party,  (a)
register the Pledged  Collateral  in Secured  Party's name and Secured  Party shall
(to the extent  permitted  by law) have the right to vote the shares which are part of the Pledged Collateral pending  disposition  thereof as required by Section 4(c)
hereof;  (b) apply the cash (if any) then held as Pledged  Collateral  hereunder to the  payments  due on the Note;  and (c) if there shall be no such cash or the cash so  applied  shall be  insufficient  to pay such  Note in  full,  sell the  Pledged
Collateral,  or any part thereof,  on an additional ten (10) business days' written notice to Pledgor,  at public or private sale for cash, upon credit,  or for future delivery,  as Secured  Party shall deem  appropriate;  provided,  however,  that if such sale is a private  sale,  Pledgor  shall  receive  written  notice  thereof at least five (5) business days prior to the  consummation of such sale,  which notice shall describe the material terms and conditions  thereof,  and Pledgor may, within such  five-day  period,  tender  payment and  consummate  such purchase on the same terms and conditions.

      Section 5.      Dividends.  Unless  there is an Event of  Default  under this
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Agreement,  all  dividends  paid or payable on the shares  shall be the property of the Pledgor.

      Section 6.  Further  Documentation,  etc. The Pledgor  promises and agrees to
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provide the Secured  Party with any further,  additional  or  corrected  documents, instruments  or agreements  reasonably  required by the Secured Party to secure and perfect the security interest granted hereby in the Pledged  Collateral,  or in any proceeds thereof.

      Section 7.  Amendment to  Agreements,  Etc.  Pledgor agrees and consents that
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its  obligations,  and the rights of Secured  Party  under this  Pledge  Agreement, shall not be impaired if, at any time and from time to time:

      a.    The time of  repayment  of the Note  shall be  extended  in whole or in part and/or shall be renewed in whole or in part;

      b.    The  maturity  of the Note  shall  be  accelerated  and any  collateral security  therefore  exchanged,  surrendered or otherwise dealt with in accordance with the terms of any present or future  agreement  relating thereto, including this Pledge Agreement;

      c.    The time for the  performance  by  Pledgor  or of  compliance  with any term,  covenant  or  agreement  on its part to be  performed  under the
            Note  and/or  any  present  or future  agreement  between  Pledgor  and
            Secured  Party  shall be  extended or such  performance  or  compliance waived;

      d.    The   liability   of  Pledgor  to  pay  the  Note  or  to  perform  its
            obligations  under any  present or future  agreement  between  them and
            Secured Party shall be settled or compromised.

      Any of the  foregoing  may occur  from time to time  without  affecting  this pledge or the  obligations  of Pledgor  hereunder,  which  shall  continue  in full force and  effect  until the Note  secured  hereby and all  obligations  of Pledgor hereunder shall have been fully paid and performed.

      Section 8.  Relation  to  Other  Documents.  The  provisions  of this  Pledge
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Agreement  shall be in addition  to those of the Note or any other  evidence of any liability held by the Secured Party.

      IN WITNESS  WHEREOF,  the parties hereto have caused this Pledge Agreement to be executed as of the date first above written.

SECURED PARTY                             PLEDGOR

ELDORADO ARTESIAN SPRINGS, INC.

By:         /s/                                       /s/
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Name:       Kevin M. Sipple                           Douglas A. Larson
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Title:      VP/Secretary
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